UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 5, 2007 (February 6, 2007)

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 7.01.  Regulation FD Disclosure.

On February 6, 2007, Mark Jacobs, our Chief Financial Officer, will make a presentation at the Credit Suisse Energy Summit Conference.  During this presentation, Mr. Jacobs will disclose that as of December 31, 2006, we expect adjusted net debt to be $3.1 billion, total debt to be $3.5 billion and capital committed to collateral to total $814 million (which includes letters of credit).  Mr. Jacobs will also state that we will continue to rationalize assets in less attractive markets and pursue a transfer of our Channelview, Texas plant to improve financial flexibility.

The reconciliation of expected December 31, 2006 adjusted net debt to the most comparable GAAP measure, total debt, is furnished as exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           We furnish the following exhibits:

99.1 - Reconciliation of Adjusted Net Debt

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan, and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005, and in our Form 10-Q for the quarterly period ended September 30, 2006.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibit 99.1 of this Form 8-K is being furnished, not filed.  Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: February 5, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Reconciliation of Adjusted Net Debt